Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,868,750.00
Previously Paid Amount	3,102.07
Total Fee Amount	5,229.68
Total Offset Amount	232.45
Net Fee	$ 1,895.16